SCUDDER
                                                                     INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

Scudder 21st Century Growth Fund             Scudder International Select Equity Fund

Scudder Aggressive Growth Fund               Scudder Japanese Equity Fund

Scudder Blue Chip Fund                       Scudder Large Cap Value Fund

Scudder Capital Growth Fund                  Scudder Large Company Growth Fund

Scudder-Dreman Financial Services Fund       Scudder Large Company Value Fund

Scudder-Dreman High Return Equity Fund       Scudder Latin America Fund

Scudder-Dreman Small Cap Value Fund          Scudder Micro Cap Fund

Scudder Dynamic Growth Fund                  Scudder Mid Cap Growth Fund

Scudder Emerging Markets Growth Fund         Scudder New Europe Fund

Scudder Flag Investors Communications Fund   Scudder Pacific Opportunities Fund

Scudder Flag Investors Equity Partners Fund  Scudder Pathway Series: Conservative Portfolio

Scudder Flag Investors Value Builder Fund    Scudder Pathway Series: Growth Portfolio

Scudder Focus Value+Growth Fund              Scudder Pathway Series: Moderate Portfolio

Scudder Global Discovery Fund                Scudder RREEF Real Estate Securities Fund

Scudder Global Fund                          Scudder Select 500 Fund

Scudder Gold and Precious Metals Fund        Scudder Small Cap Growth Fund

Scudder Greater Europe Growth Fund           Scudder Small Company Stock Fund

Scudder Growth and Income Fund               Scudder Small Company Value Fund

Scudder Growth Fund                          Scudder Tax Advantaged Dividend Fund

Scudder International Equity Fund            Scudder Total Return Fund

Scudder International Fund

The following replaces similar information regarding the ability to reduce the front-end sales charge for Class A shares in each fund's prospectus under the heading "Choosing a Share Class -- Class A shares":

You may be able to lower your Class A sales charges if:

o you plan to invest at least $50,000 in Class A shares (including Class A shares in other retail Scudder funds) over the next 24 months ("Letter of Intent")

o the amount of Class A shares you already own (including Class A shares in other retail Scudder funds) plus the amount you're investing now in Class A shares is at least $50,000 ("Cumulative Discount")

o you are investing a total of $50,000 or more in Class A shares of several funds on the same day ("Combined Purchases")

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Scudder family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit www.scudder.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in the fund's Statement of Additional Information.

You may be able to buy Class A shares without sales charges when you are:

o    reinvesting dividends or distributions

o participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

o exchanging an investment in Class A shares of another fund in the Scudder family of funds for an investment in the fund

o a current or former director or trustee of the Deutsche or Scudder mutual funds

o an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of such funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.








September 28, 2004
SMF-3642